Sub-Item 77O: Transactions Effected Pursuant To Rule 10f-3

Name of Fund:	Goldman Sachs Mid Cap Value Fund
Name of Underwriter or Dealer Purchased From:
Morgan Stanley & Co. LLC
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.; Barclays Capital Inc.;
Citigroup Global Markets Inc.; Credit Suisse
Securities (USA) LLC; Deutsche Bank
Securities Inc.; J.P. Morgan Securities LLC;
Keefe, Bruyette & Woods, Inc.; Merrill Lynch,
Pierce, Fenner & Smith, Inc.; Morgan
Stanley & Co. LLC; RBS Securities Inc.;
Sandler, O Neill & Partners, L.P.;
UBS Securities LLC; Wells Fargo Securities, LLC
Name of Issuer:	CITIZENS FINANCIAL GROUP
Title of Security:	CITIZENS FINANCIAL GROUP INC
Date of First Offering:	07/28/2015
Dollar Amount Purchased:	37,457,656
Number of Shares or Par Value of
Bonds Purchased:	1,440,679
Price Per Unit:	26.00
Resolution Approved:  	Approved at the
December 17, 2015 Board Meeting.

Name of Fund:	Goldman Sachs Large Cap Value Fund
Name of Underwriter or Dealer Purchased From:
Morgan Stanley & Co. LLC
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.; Barclays Capital Inc.;
Citigroup Global Markets Inc.; Credit
Suisse Securities (USA) LLC; Deutsche Bank
Securities Inc.; J.P. Morgan Securities LLC;
Keefe, Bruyette & Woods, Inc.; Merrill Lynch,
Pierce, Fenner & Smith, Inc.; Morgan Stanley & Co. LLC;
RBS Securities Inc.; Sandler, O Neill & Partners, L.P.;
UBS Securities LLC; Wells Fargo Securities, LLC
Name of Issuer:	CITIZENS FINANCIAL GROUP
Title of Security:	CITIZENS FINANCIAL GROUP INC
Date of First Offering:	07/28/2015
Dollar Amount Purchased:	6,128,538
Number of Shares or Par Value of
Bonds Purchased:	235,713
Price Per Unit:	26.00
Resolution Approved:  	Approved at the
December 17, 2015 Board Meeting.

Name of Fund:	Goldman Sachs Growth and Income Fund
Name of Underwriter or Dealer Purchased From:
Morgan Stanley & Co. LLC
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.; Barclays Capital Inc.;
Citigroup Global Markets Inc.; Credit
Suisse Securities (USA) LLC; Deutsche Bank
Securities Inc.; J.P. Morgan Securities LLC;
Keefe, Bruyette & Woods, Inc.; Merrill Lynch,
Pierce, Fenner & Smith, Inc.; Morgan Stanley & Co. LLC;
RBS Securities Inc.; Sandler, O Neill & Partners, L.P.;
UBS Securities LLC; Wells Fargo Securities, LLC
Name of Issuer:	CITIZENS FINANCIAL GROUP
Title of Security:	CITIZENS FINANCIAL GROUP INC
Date of First Offering:	07/28/2015
Dollar Amount Purchased:	1,933,802
Number of Shares or Par Value of
Bonds Purchased:	74,377
Price Per Unit:	26.00
Resolution Approved:  	Approved at the
December 17, 2015 Board Meeting.

Name of Fund:	Goldman Sachs Growth Opportunities Fund
Name of Underwriter or Dealer Purchased From:
Merrill Lynch, Pierce, Fenner & Smith, Inc.
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.; BMO Capital Markets Corp.;
Dougherty & Company LLC; Evercore Group L.L.C.;
Merrill Lynch, Pierce, Fenner & Smith, Inc.;
Piper Jaffray & Co.
Name of Issuer:	Adeptus Health Inc
Title of Security:	ADEPTUS HEALTH INC
Date of First Offering:	07/30/2015
Dollar Amount Purchased:	26,985,000
Number of Shares or Par Value of
Bonds Purchased:	257,000
Price Per Unit:	105.00
Resolution Approved:  	Approved at the
December 17, 2015 Board Meeting.

Name of Fund:	Goldman Sachs Strategic Growth Fund
Name of Underwriter or Dealer Purchased From:
Citigroup Global Markets Inc.
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.; Barclays Capital Inc.;
Citigroup Global Markets Inc.; Credit Suisse
Securities (USA) LLC; Deutsche Bank
Securities Inc.; J.P. Morgan Securities LLC;
Jefferies LLC; Merrill Lynch, Pierce, Fenner &
Smith, Inc.; Morgan Stanley & Co. LLC; Nomura
Securities International, Inc.; Scott &
Stringfellow, LLC; SMBC Nikko Securities Inc.;
UBS Securities LLC
Name of Issuer:	Axalta Coating Systems Ltd
Title of Security:	AXALTA COATING SYSTEMS LTD.
Date of First Offering:	08/12/2015
Dollar Amount Purchased:	1,676,859
Number of Shares or Par Value of
Bonds Purchased:	56,365
Price Per Unit:	29.75
Resolution Approved:  	Approved at the
December 17, 2015 Board Meeting.

Name of Fund:	Goldman Sachs Growth Opportunities Fund
Name of Underwriter or Dealer Purchased From:
Citigroup Global Markets Inc.
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.; Barclays Capital Inc.;
Citigroup Global Markets Inc.; Credit Suisse
Securities (USA) LLC; Deutsche Bank
Securities Inc.; J.P. Morgan Securities LLC;
Jefferies LLC; Merrill Lynch, Pierce, Fenner &
Smith, Inc.; Morgan Stanley & Co. LLC; Nomura
Securities International, Inc.; Scott &
Stringfellow, LLC; SMBC Nikko Securities Inc.;
UBS Securities LLC
Name of Issuer:	Axalta Coating Systems Ltd
Title of Security:	AXALTA COATING SYSTEMS LTD.
Date of First Offering:	08/12/2015
Dollar Amount Purchased:	7,869,887
Number of Shares or Par Value of
Bonds Purchased:	264,534
Price Per Unit:	29.75
Resolution Approved:  	Approved at the
December 17, 2015 Board Meeting.

Name of Fund:	Goldman Sachs Small/Mid Cap Growth Fund
Name of Underwriter or Dealer Purchased From:
Citigroup Global Markets Inc.
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.; Barclays Capital Inc.;
Citigroup Global Markets Inc.; Credit Suisse
Securities (USA) LLC; Deutsche Bank
Securities Inc.; J.P. Morgan Securities LLC;
Jefferies LLC; Merrill Lynch, Pierce,
Fenner & Smith, Inc.; Morgan Stanley & Co. LLC;
Nomura Securities International, Inc.; Scott &
Stringfellow, LLC; SMBC Nikko Securities Inc.;
UBS Securities LLC
Name of Issuer:	Axalta Coating Systems Ltd
Title of Security:	AXALTA COATING SYSTEMS LTD.
Date of First Offering:	08/12/2015
Dollar Amount Purchased:	3,212,762
Number of Shares or Par Value of
Bonds Purchased:	107,992
Price Per Unit:	29.75
Resolution Approved:  	Approved at the
December 17, 2015 Board Meeting.

Name of Fund:	Goldman Sachs Financial Square
Tax-Exempt Money Market Fund
Name of Underwriter or Dealer Purchased From:
Merrill Lynch, Pierce, Fenner & Smith, Inc.
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.; Barclays Capital Inc.;
Charles Schwab & Co Inc.; Citigroup Global
Markets Inc.; J.P. Morgan Securities LLC;
Merrill Lynch, Pierce, Fenner & Smith, Inc.;
UBS Financial Services Inc.
Name of Issuer:	TAX ANTICIPATION NOTE
Title of Security:	TAX ANTICIPATION NOTE
Date of First Offering:	09/21/2015
Dollar Amount Purchased:	14,234,780
Number of Shares or Par Value of
Bonds Purchased:	14,000,000
Price Per Unit:	101.68
Resolution Approved:  	Approved at the
December 17, 2015 Board Meeting.

Name of Fund:	Goldman Sachs Growth Opportunities Fund
Name of Underwriter or Dealer Purchased From:
Morgan Stanley & Co. LLC
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.; Allen & Company LLC;
Barclays Capital Inc.; Evercore Group L.L.C.;
Merrill Lynch, Pierce, Fenner & Smith, Inc.;
Morgan Stanley & Co. LLC; Pacific Crest
Securities, Inc.; Raymond James &
Associates, Inc.; Stifel, Nicolaus & Company, Inc.
Name of Issuer:	Pure Storage Inc
Title of Security:	PURE STORAGE INC
Date of First Offering:	10/07/2015
Dollar Amount Purchased:	8,731,778
Number of Shares or Par Value of
Bonds Purchased:	513,634
Price Per Unit:	17.00
Resolution Approved:  	Approved at the
February 11, 2016 Board Meeting.

Name of Fund:	Goldman Sachs Small/Mid Cap Growth Fund
Name of Underwriter or Dealer Purchased From:
Morgan Stanley & Co. LLC
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.; Allen & Company LLC;
Barclays Capital Inc.; Evercore Group L.L.C.;
Merrill Lynch, Pierce, Fenner & Smith, Inc.;
Morgan Stanley & Co. LLC; Pacific Crest
Securities, Inc.; Raymond James &
Associates, Inc.; Stifel, Nicolaus & Company, Inc.
Name of Issuer:	Pure Storage Inc
Title of Security:	PURE STORAGE INC
Date of First Offering:	10/07/2015
Dollar Amount Purchased:	5,487,974
Number of Shares or Par Value of
Bonds Purchased:	322,822
Price Per Unit:	17.00
Resolution Approved:  	Approved at the
February 11, 2016 Board Meeting.

Name of Fund:	Goldman Sachs Technology Opportunities Fund
Name of Underwriter or Dealer Purchased From:
Morgan Stanley & Co. LLC
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.; Allen & Company LLC;
Barclays Capital Inc.; Evercore Group L.L.C.;
Merrill Lynch, Pierce, Fenner & Smith, Inc.;
Morgan Stanley & Co. LLC; Pacific Crest
Securities, Inc.; Raymond James &
Associates, Inc.; Stifel, Nicolaus & Company, Inc.
Name of Issuer:	Pure Storage Inc
Title of Security:	PURE STORAGE INC
Date of First Offering:	10/07/2015
Dollar Amount Purchased:	807,806
Number of Shares or Par Value of
Bonds Purchased:	47,518
Price Per Unit:	17.00
Resolution Approved:  	Approved at the
February 11, 2016 Board Meeting.

Name of Fund:	Goldman Sachs Mid Cap Value Fund
Name of Underwriter or Dealer Purchased From:
Citigroup Global Markets Inc.
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.; Allen & Company LLC;
Barclays Capital Inc.; BBVA Securities Inc.;
Citigroup Global Markets Inc.; Cowen and
Company, LLC; Credit Suisse Securities
(USA) LLC; Deutsche Bank Securities Inc.;
HSBC Securities (USA) Inc.; KKR Financial
Holdings LLC; Merrill Lynch, Pierce,
Fenner & Smith, Inc.; Mizuho Securities
USA Inc.; Morgan Stanley & Co. LLC; PNC
Capital Markets LLC; SunTrust Robinson
Humphrey, Inc.; Wells Fargo Securities, LLC
Name of Issuer:	FIRST DATA CORPORATION
Title of Security:	FIRST DATA CORPORATION
Date of First Offering:	10/15/2015
Dollar Amount Purchased:	70,521,168
Number of Shares or Par Value of
Bonds Purchased:	4,407,573
Price Per Unit:	16.00
Resolution Approved:  	Approved at the
February 11, 2016 Board Meeting.

Name of Fund:	Goldman Sachs Strategic Growth Fund
Name of Underwriter or Dealer Purchased From:
Citigroup Global Markets Inc.
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.; Allen & Company LLC;
Barclays Capital Inc.; BBVA Securities Inc.;
Citigroup Global Markets Inc.; Cowen and
Company, LLC; Credit Suisse Securities (USA)
LLC; Deutsche Bank Securities Inc.; HSBC
Securities (USA) Inc.; KKR Financial Holdings
LLC; Merrill Lynch, Pierce, Fenner &
Smith, Inc.; Mizuho Securities USA Inc.;
Morgan Stanley & Co. LLC; PNC Capital
Markets LLC; SunTrust Robinson
Humphrey, Inc.; Wells Fargo Securities, LLC
Name of Issuer:	FIRST DATA CORPORATION
Title of Security:	FIRST DATA CORPORATION
Date of First Offering:	10/15/2015
Dollar Amount Purchased:	3,376,720
Number of Shares or Par Value of
Bonds Purchased:	211,045
Price Per Unit:	16.00
Resolution Approved:  	Approved at the
February 11, 2016 Board Meeting.

Name of Fund:	Goldman Sachs Flexible Cap Growth Fund
Name of Underwriter or Dealer Purchased From:
Citigroup Global Markets Inc.
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.; Allen & Company LLC;
Barclays Capital Inc.; BBVA Securities Inc.;
Citigroup Global Markets Inc.; Cowen and
Company, LLC; Credit Suisse Securities
(USA) LLC; Deutsche Bank Securities Inc.;
HSBC Securities (USA) Inc.; KKR Financial
Holdings LLC; Merrill Lynch, Pierce,
Fenner & Smith, Inc.; Mizuho Securities
USA Inc.; Morgan Stanley & Co. LLC; PNC
Capital Markets LLC; SunTrust Robinson
Humphrey, Inc.; Wells Fargo Securities, LLC
Name of Issuer:	FIRST DATA CORPORATION
Title of Security:	FIRST DATA CORPORATION
Date of First Offering:	10/15/2015
Dollar Amount Purchased:	153,040
Number of Shares or Par Value of
Bonds Purchased:	9,565
Price Per Unit:	16.00
Resolution Approved:  	Approved at the
February 11, 2016 Board Meeting.

Name of Fund:	Goldman Sachs Growth Opportunities Fund
Name of Underwriter or Dealer Purchased From:
Citigroup Global Markets Inc.
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.; Allen & Company LLC;
Barclays Capital Inc.; BBVA Securities Inc.;
Citigroup Global Markets Inc.; Cowen and
Company, LLC; Credit Suisse Securities (USA)
LLC; Deutsche Bank Securities Inc.; HSBC
Securities (USA) Inc.; KKR Financial
Holdings LLC; Merrill Lynch, Pierce,
Fenner & Smith, Inc.; Mizuho Securities
USA Inc.; Morgan Stanley & Co. LLC; PNC
Capital Markets LLC; SunTrust Robinson
Humphrey, Inc.; Wells Fargo Securities, LLC
Name of Issuer:	FIRST DATA CORPORATION
Title of Security:	FIRST DATA CORPORATION
Date of First Offering:	10/15/2015
Dollar Amount Purchased:	37,742,864
Number of Shares or Par Value of
Bonds Purchased:	2,358,929
Price Per Unit:	16.00
Resolution Approved:  	Approved at the
February 11, 2016 Board Meeting.

Name of Fund:	Goldman Sachs Technology Opportunities Fund
Name of Underwriter or Dealer Purchased From:
Citigroup Global Markets Inc.
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.; Allen & Company LLC;
Barclays Capital Inc.; BBVA Securities Inc.;
Citigroup Global Markets Inc.; Cowen and
Company, LLC; Credit Suisse Securities (USA)
LLC; Deutsche Bank Securities Inc.;
HSBC Securities (USA) Inc.; KKR Financial
Holdings LLC; Merrill Lynch, Pierce,
Fenner & Smith, Inc.; Mizuho Securities
USA Inc.; Morgan Stanley & Co. LLC; PNC
Capital Markets LLC; SunTrust Robinson
Humphrey, Inc.; Wells Fargo Securities, LLC
Name of Issuer:	FIRST DATA CORPORATION
Title of Security:	FIRST DATA CORPORATION
Date of First Offering:	10/15/2015
Dollar Amount Purchased:	3,564,208
Number of Shares or Par Value of
Bonds Purchased:	222,763
Price Per Unit:	16.00
Resolution Approved:  	Approved at the
February 11, 2016 Board Meeting.

Name of Fund:	Goldman Sachs Mid Cap Value Fund
Name of Underwriter or Dealer Purchased From:
Merrill Lynch, Pierce, Fenner & Smith, Inc.
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.; Citigroup Global
Markets Inc.; J.P. Morgan Securities LLC;
Merrill Lynch, Pierce, Fenner & Smith, Inc.
Name of Issuer:	CITIZENS FINANCIAL GROUP
Title of Security:	CITIZENS FINANCIAL GROUP INC
Date of First Offering:	10/29/2015
Dollar Amount Purchased:	19,368,912
Number of Shares or Par Value of
Bonds Purchased:	824,209
Price Per Unit:	23.50
Resolution Approved:  	Approved at the
February 11, 2016 Board Meeting.

	Resolution adopted at the
Meeting of the Board of Trustees on
December 17, 2015.

RESOLVED, that, in reliance upon the
written report provided by Goldman
Sachs Asset Management, L.P. to the
Trustees, all purchases made during the
calendar quarter ended September 30, 2015 by the Goldman Sachs Trust and Goldman
Sachs Variable Insurance Trust on
behalf of their Funds of instruments
during the existence of underwriting or
selling syndicates, under circumstances
where Goldman, Sachs & Co. or any of its affiliates is a member of the syndicate, were effected in compliance with the procedures adopted by the Trustees pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended.

	Resolution adopted at the
Meeting of the Board of Trustees
on February 11, 2016.

RESOLVED, that, in reliance upon the
written report provided by Goldman
Sachs Asset Management, L.P. to the
Trustees, all purchases made during
the calendar quarter ended
December 31, 2015 by the Goldman
Sachs Trust and Goldman Sachs
Variable Insurance Trust on
behalf of their Funds of
instruments during the
existence of underwriting or
selling syndicates, under
circumstances where
Goldman, Sachs & Co. or
any of its affiliates is a
member of the syndicate, were
effected in compliance with the
procedures adopted by the
Trustees pursuant to Rule 10f-3
under the Investment Company
Act of 1940, as amended.